EXHIBIT 10(cm)


                              ADDENDUM NUMBER 1
                                   TO THE
                      MANAGING GENERAL AGENCY AGREEMENT
                              NUMBER HFS-03-001
                                BY AND BETWEEN
              OLD AMERICAN COUNTY MUTUAL FIRE INSURANCE COMPANY
                                     AND
                   AMERICAN HALLMARK GENERAL AGENCY, INC.



 It is mutually agreed that effective October 1, 2003:

 Article 5.1 is hereby withdrawn and replaced as follows:

 5.1 The Managing General Agent shall submit a report to the Company, within thirty (30) days after the close of business each calendar month, summarizing the business transacted under this Agreement during the prior month. Such report shall include the following items:

      a.  gross premiums written less returns and cancellations;
      b.  Agent's commissions;
      c.  losses paid less recoveries and salvage;
      d.  loss adjustment expenses equal to 10% of earned premium;
      e.  outstanding loss reserves;
      f.  outstanding loss expense reserves;
      g.  losses incurred but not reported;
      h.  unearned premium reserve; and
      i.  earned premium.

 Article 6.3 is added:

 6.3 The Company will reimburse the Managing General Agent for loss adjustment expenses paid equaling 10% of earned premium in accordance with the Reinsurance Agreement. If the Managing General Agent, on behalf of the Company, incurs loss adjustment expenses in excess of 10% of earned premium, the excess loss adjustment expense will be paid by the Managing General Agent.

 The Schedule of Business is hereby withdrawn and replaced as follows:

                             SCHEDULE OF BUSINESS

 The Company, the Reinsurer and the Managing General Agent agree that the Managing General Agent has the authority to accept, on forms approved by the Company, any Policy, endorsement, binder, certificate, or proposal for insurance. The Managing General Agent's authority is limited by this Schedule of Business.

   Overall:
           Projected premium volume           $40,000,000
           Territory                          Texas only
           Maximum policy term                Twelve months

   Lines of business and maximum limits of liability

                   Coverage                       Maximum Limits
           Bodily Injury Liability            $  25,027 each person
                                              $  50,027 each accident
           Property Damage Liability          $  25,027 each accident

           Uninsured/Underinsured Motorists
              Bodily Injury                   $  25,027 each person
                                              $  50,027 each accident
              Property Damage                 $  25,027 each accident

           Personal Injury Protection         $   2,527 each person

           Medical payments                   $     527 each person

           Physical Damage                    $  50,000 each automobile

 This Agreement does not apply to and specifically excludes the following:

  a.  Any business not produced by AMERICAN HALLMARK GENERAL AGENCY, INC., or
  b. Any business not classified as private passenger automobile liability or physical damage, or
  c. Exclusions specified within the Quota Share Reinsurance Agreement Number HFS-03-001."

 All other terms and conditions shall remain unchanged.

 In witness whereof, the parties hereto by their respective duly authorized officers have executed this Agreement in duplicate as of the date below:


 This  2th day of October, 2003      This ______ day of _______________, 2003


 OLD AMERICAN COUNTY MUTUAL FIRE     AMERICAN HALLMARK GENERAL
 INSURANCE COMPANY                   AGENCY, INC.


 By:                                 By:
       --------------------------          -----------------------------
 Name:      Bryan K. Ward            Name:
       --------------------------          -----------------------------
 Title:       Treasurer              Title:
       --------------------------          -----------------------------